Net Loss per Share	6 Months Ended	12 Months Ended
	Jun. 30, 2024	Dec. 31, 2023
Net Loss per Share [Abstract]
Net Loss per Share

10.    Net Loss per Share

Net loss per share is computed by dividing net loss by the weighted-average number of common shares outstanding during the period, excluding shares of Class B common stock as these shares do not participate in the earnings of the Company. For the three and six months ended June 30, 2024 and 2023, the Company’s basic and diluted net loss per share were the same because the Company generated a net loss for each period and potentially dilutive securities are excluded from diluted net loss per share as a result of their anti-dilutive impact.

The following table presents the calculation of basic and diluted net loss per share during the three and six months ended June 30, 2024 and 2023 (dollars in thousands, except per share data):

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Numerator:
Net loss	$(6,540)	$(14,734)	$(13,081)	$(26,904)

Denominator:
Weighted-average shares of Class A common stock outstanding	11,930,986	243,103	9,548,922	184,300
Net loss per share, basic and diluted	$(0.55)	$(60.61)	$(1.37)	$(145.98)

9.      Net Loss per Share

Net loss per share is computed by dividing net loss by the weighted-average number of common shares outstanding during the period, excluding shares of Class B common stock as these shares do not participate in the earnings of the Company. For the years ended December 31, 2023 and 2022, respectively, the Company’s basic and diluted net loss per share were the same because the Company generated a net loss for each period and potentially dilutive securities are excluded from diluted net loss per share as a result of their anti-dilutive impact.

The following table presents the calculation of basic and diluted net loss per share during the years ended December 31, 2023 and 2022 (dollars in thousands, except per share data):

	Years Ended December 31,
	2023	2022
Numerator:
Net loss	$(40,178)	$(71,525)

Denominator:
Weighted-average shares of Class A common stock outstanding	556,826	53,074
Net loss per share, basic and diluted	$(72.16)	$(1,347.65)

The Company had outstanding stock options and RSUs during the year ended December 31, 2023, as further discussed in Note 12 — Stock-Based Compensation and Common Stock. None of the options outstanding were potentially dilutive as the exercise prices were not in-the-money throughout the year. Weighted-average restricted stock units of approximately 0.5 million were evaluated under the treasury stock method for potentially dilutive effects. Further, as discussed in Note 15 — Subsequent Event, on February 23, 2024, the Company authorized the RSU Exchange Program (as defined below), to provide for the cancellation and exchange of the Company’s unvested RSUs. Therefore, unvested RSUs were determined to be anti-dilutive.

Weighted-average warrants of approximately 0.1 million for the year ended December 31, 2023 were evaluated for potentially dilutive effects and they were determined to be anti-dilutive.

Weighted-average as-converted convertible notes of approximately 0.2 million were evaluated under the if-converted method for potentially dilutive effects and were determined to be anti-dilutive.

On February 6, 2024, Lynx converted its Series A Convertible Preferred Stock into 1.0 million shares of Class A common stock.

For the year ended December 31, 2022, approximately 0.3 million options and RSUs, approximately 0.1 million shares related to convertible notes, and a nominal amount of warrants were evaluated for potentially dilutive effects and were determined to be anti-dilutive.